Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$11,809	10,774	9.6%	9.6	-

Europe	5,271	4,663	13.0	7.7	5.3
Western Hemisphere excluding U.S.	1,404	1,495	(6.1)	2.9	(9.0)
Asia-Pacific, Africa	3,991	3,815	4.6	0.7	3.9
International	10,666	9,973	7.0	4.3	2.7

Worldwide	$22,475	20,747	8.3%	7.1	1.2

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$43,133	42,097	2.5%	2.5	-

Europe	18,980	18,466	2.8	2.0	0.8
Western Hemisphere excluding U.S.	5,335	5,941	(10.2)	0.4	(10.6)
Asia-Pacific, Africa	15,136	15,555	(2.7)	(3.1)	0.4
International	39,451	39,962	(1.3)	(0.2)	(1.1)

Worldwide	$82,584	82,059	0.6%	1.2	(0.6)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$1,509	1,470	2.7%	2.7	—
International	2,109	2,097	0.5	1.5	(1.0)
	3,618	3,567	1.4	2.0	(0.6)

Pharmaceutical
U.S.	7,116	6,169	15.3	15.3	—
International	5,152	4,379	17.7	13.5	4.2
	12,268	10,548	16.3	14.6	1.7

Medical Devices
U.S.	3,184	3,135	1.5	1.5	—
International	3,405	3,497	(2.6)	(5.5)	2.9
	6,589	6,632	(0.7)	(2.2)	1.5

U.S.	11,809	10,774	9.6	9.6	—
International	10,666	9,973	7.0	4.3	2.7
Worldwide	$22,475	20,747	8.3%	7.1	1.2

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2020	2019	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$6,362	5,839	9.0%	9.0	-
International	7,691	8,059	(4.6)	(1.3)	(3.3)
	14,053	13,898	1.1	3.0	(1.9)

Pharmaceutical
U.S.	25,735	23,874	7.8	7.8	-
International	19,837	18,324	8.3	8.8	(0.5)
	45,572	42,198	8.0	8.2	(0.2)

Medical Devices
U.S.	11,036	12,384	(10.9)	(10.9)	-
International	11,923	13,579	(12.2)	(11.8)	(0.4)
	22,959	25,963	(11.6)	(11.4)	(0.2)

U.S.	43,133	42,097	2.5	2.5	-
International	39,451	39,962	(1.3)	(0.2)	(1.1)
Worldwide	$82,584	82,059	0.6%	1.2	(0.6)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2020		2019		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$22,475	100.0	$20,747	100.0	8.3
Cost of products sold	7,814	34.8	7,134	34.4	9.5
Gross Profit	14,661	65.2	13,613	65.6	7.7
Selling, marketing and administrative expenses	6,457	28.7	6,039	29.1	6.9
Research and development expense	4,032	17.9	3,232	15.6	24.8
In-process research and development	37	0.2	—	—
Interest (income) expense, net	74	0.3	4	0.0
Other (income) expense, net	2,354	10.5	16	0.1
Restructuring	60	0.3	104	0.5
Earnings before provision for taxes on income	1,647	7.3	4,218	20.3	(61.0)
Provision for/(Benefit from) taxes on income	(91)	(0.4)	208	1.0	(143.8)
Net earnings	$1,738	7.7	$4,010	19.3	(56.7)

Net earnings per share (Diluted)	$0.65		$1.50		(56.7)

Average shares outstanding (Diluted)	2,669.2		2,669.1

Effective tax rate	(5.5)%		4.9%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$5,601	24.9	$5,628	27.1	(0.5)
Net earnings	$4,965	22.1	$5,027	24.2	(1.2)
Net earnings per share (Diluted)	$1.86		$1.88		(1.1)
Effective tax rate	11.4%		10.7%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2020		2019		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$82,584	100.0	$82,059	100.0	0.6
Cost of products sold	28,427	34.4	27,556	33.6	3.2
Gross Profit	54,157	65.6	54,503	66.4	(0.6)
Selling, marketing and administrative expenses	22,084	26.8	22,178	27.0	(0.4)
Research and development expense	12,159	14.7	11,355	13.8	7.1
In-process research and development	181	0.2	890	1.1
Interest (income) expense, net	90	0.1	(39)	0.0
Other (income) expense, net	2,899	3.5	2,525	3.1
Restructuring	247	0.3	266	0.3
Earnings before provision for taxes on income	16,497	20.0	17,328	21.1	(4.8)
Provision for taxes on income	1,783	2.2	2,209	2.7	(19.3)
Net earnings	$14,714	17.8	$15,119	18.4	(2.7)

Net earnings per share (Diluted)	$5.51		$5.63		(2.1)

Average shares outstanding (Diluted)	2,670.7		2,684.3

Effective tax rate	10.8%		12.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$25,428	30.8	$28,225	34.4	(9.9)
Net earnings	$21,433	26.0	$23,310	28.4	(8.1)
Net earnings per share (Diluted)	$8.03		$8.68		(7.5)
Effective tax rate	15.7%		17.4%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Fourth Quarter
	(Dollars in Millions Except Per Share Data)	2020	2019
	Net Earnings, after tax- as reported	$1,738	$4,010

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,234	1,142
	Litigation expense, net	2,902	264
	IPR&D	37	-
	Restructuring related	85	251
	Acquisition and Integration related	14	90
	Unrealized (gains)/losses on securities	(373)	(350)
	Medical Device Regulation [1]	55	-
	Other	-	13

	Tax Adjustments
	Tax impact on special item adjustments [2]	(606)	(123)
	Tax legislation and other tax related	(121)	(270)
	Adjusted Net Earnings, after tax	$4,965	$5,027
	Average shares outstanding (Diluted)	2,669.2	2,669.1
	Adjusted net earnings per share (Diluted)	$1.86	$1.88
	Operational adjusted net earnings per share (Diluted)	$1.82

	Notes:
[1]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices are required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its Medical Devices operating segments' measures of profit and loss used for making operating decisions and assessing performance.

[2]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

	Prior year amounts have been reclassified to conform to current year disclosure

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Twelve Months Ended
	(Dollars in Millions Except Per Share Data)	2020	2019
	Net Earnings, after tax- as reported	$14,714	$15,119

	Pre-tax Adjustments
	Intangible Asset Amortization expense	4,660	4,528
	Litigation expense, net	5,112	5,096
	IPR&D	181	890
	Restructuring related	448	611
	Acquisition and Integration related ¹	(1,073)	319
	Unrealized (gains)/losses on securities	(547)	(567)
	Medical Device Regulation [2]	144	-
	Other	6	20

	Tax Adjustments
	Tax impact on special item adjustments [3]	(1,608)	(1,977)
	Tax legislation and other tax related	(604)	(729)
	Adjusted Net Earnings, after tax	$21,433	$23,310
	Average shares outstanding (Diluted)	2,670.7	2,684.3
	Adjusted net earnings per share (Diluted)	$8.03	$8.68
	Operational adjusted net earnings per share (Diluted)	$8.00

	Notes:
[1]	Acquisition and integration related costs for 2020 primarily includes a Contingent Consideration reversal of $1,148M related to the timing of certain developmental milestones associated with the Auris Health acquisition.

[2]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices are required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its Medical Devices operating segments' measures of profit and loss used for making operating decisions and assessing performance.

[3]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

	Prior year amounts have been reclassified to conform to current year disclosure

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
Fourth Quarter 2020 Actual vs. 2019 Actual

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	1.4%	16.3%	(0.7)%	8.3%
U.S.	2.7%	15.3%	1.5%	9.6%
International	0.5%	17.7%	(2.6)%	7.0%

WW Currency	(0.6)	1.7	1.5	1.2
U.S.	—	—	—	—
International	(1.0)	4.2	2.9	2.7

WW Operational	2.0%	14.6%	(2.2)%	7.1%
U.S.	2.7%	15.3%	1.5%	9.6%
International	1.5%	13.5%	(5.5)%	4.3%

General Surgery
Advanced Sterilization Products			0.6	0.2
U.S.			0.0	0.0
International			1.0	0.4

All Other Acquisitions and Divestitures	0.1	0.0	0.1	0.1
U.S.	0.1	(0.1)	0.2	0.0
International	0.1	0.2	0.0	0.1

WW Adjusted Operational	2.1%	14.6%	(1.5)%	7.3%
U.S.	2.8%	15.2%	1.7%	9.6%
International	1.6%	13.7%	(4.4)%	4.8%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
Twelve Months 2020 Actual vs. 2019 Actual

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	1.1%	8.0%	(11.6)%	0.6%
U.S.	9.0%	7.8%	(10.9)%	2.5%
International	(4.6)%	8.3%	(12.2)%	(1.3)%

WW Currency	(1.9)	(0.2)	(0.2)	(0.6)
U.S.	—	—	—	—
International	(3.3)	(0.5)	(0.4)	(1.1)

WW Operational	3.0%	8.2%	(11.4)%	1.2%
U.S.	9.0%	7.8%	(10.9)%	2.5%
International	(1.3)%	8.8%	(11.8)%	(0.2)%

Skin Health / Beauty
Dr. Ci Labo - Japan	(0.1)			0.0
U.S.	0.0			0.0
International	(0.2)			0.0

General Surgery
Advanced Sterilization Products			0.8	0.3
U.S.			0.6	0.2
International			1.0	0.4

Baby Care
Baby Center	0.2			0.0
U.S.	0.5			0.1
International	0.0			0.0

All Other Acquisitions and Divestitures	0.0	0.2	0.0	0.1
U.S.	0.0	0.0	0.0	0.0
International	(0.1)	0.3	0.0	0.1

WW Adjusted Operational	3.1%	8.4%	(10.5)%	1.5%
U.S.	9.5%	7.8%	(10.2)%	2.8%
International	(1.5)%	9.1%	(10.9)%	0.2%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$543	542	0.1%	0.1%	—%
Intl	642	653	(1.7)	(2.9)	1.2
WW	1,185	1,195	(0.8)	(1.5)	0.7

SKIN HEALTH / BEAUTY (4)
US	583	582	0.2	0.2	—
Intl	594	568	4.6	5.0	(0.4)
WW	1,177	1,150	2.4	2.6	(0.2)

ORAL CARE
US	173	159	8.3	8.3	—
Intl	264	233	13.5	14.5	(1.0)
WW	437	393	11.4	12.0	(0.6)

BABY CARE
US	97	85	14.3	14.3	—
Intl	310	336	(7.8)	(3.6)	(4.2)
WW	407	421	(3.4)	0.0	(3.4)

WOMEN'S HEALTH
US	3	3	11.8	11.8	—
Intl	234	250	(6.5)	(3.1)	(3.4)
WW	237	253	(6.3)	(2.9)	(3.4)

WOUND CARE / OTHER
US	110	98	11.8	11.8	—
Intl	65	57	12.4	13.0	(0.6)
WW	175	155	12.0	12.2	(0.2)

TOTAL CONSUMER HEALTH
US	1,509	1,470	2.7	2.7	—
Intl	2,109	2,097	0.5	1.5	(1.0)
WW	$3,618	3,567	1.4%	2.0%	(0.6)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$2,845	2,517	13.0%	13.0%	—%
Intl	1,261	1,005	25.4	21.1	4.3
WW	4,105	3,522	16.6	15.3	1.3
REMICADE
US	656	755	(13.1)	(13.1)	—
US Exports (6)	25	68	(62.4)	(62.4)	—
Intl	220	212	3.3	2.7	0.6
WW	901	1,035	(12.9)	(13.1)	0.2
SIMPONI / SIMPONI ARIA
US	315	302	4.4	4.4	—
Intl	261	213	22.9	18.8	4.1
WW	576	515	12.1	10.4	1.7
STELARA
US	1,572	1,194	31.6	31.6	—
Intl	672	506	32.7	27.2	5.5
WW	2,244	1,700	31.9	30.3	1.6
TREMFYA
US	276	199	39.1	39.1	—
Intl	105	71	48.1	40.0	8.1
WW	382	270	41.5	39.3	2.2
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	2	2	(19.7)	(14.5)	(5.2)
WW	2	2	(19.7)	(14.5)	(5.2)

INFECTIOUS DISEASES
US	470	435	7.9	7.9	—
Intl	442	430	2.8	(2.6)	5.4
WW	912	866	5.4	2.7	2.7
EDURANT / rilpivirine
US	11	14	(17.9)	(17.9)	—
Intl	236	209	13.4	6.2	7.2
WW	248	222	11.4	4.7	6.7
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	433	390	11.1	11.1	—
Intl	136	155	(12.4)	(17.1)	4.7
WW	569	544	4.4	3.1	1.3
OTHER INFECTIOUS DISEASES
US	25	32	(20.4)	(20.4)	—
Intl	71	67	5.2	3.3	1.9
WW	96	99	(3.0)	(4.3)	1.3

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$806	747	7.9%	7.9%	—%
Intl	892	819	9.0	6.2	2.8
WW	1,698	1,566	8.5	7.0	1.5
CONCERTA / methylphenidate
US	33	37	(9.7)	(9.7)	—
Intl	120	115	4.2	1.4	2.8
WW	153	152	0.9	(1.2)	2.1
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	610	564	8.1	8.1	—
Intl	355	308	15.7	10.8	4.9
WW	965	871	10.8	9.0	1.8
RISPERDAL CONSTA
US	76	77	(2.5)	(2.5)	—
Intl	92	82	11.0	7.7	3.3
WW	167	160	4.4	2.7	1.7
OTHER NEUROSCIENCE
US	88	70	27.4	27.4	—
Intl	326	314	3.7	3.1	0.6
WW	414	383	8.0	7.5	0.5

ONCOLOGY
US	1,469	1,153	27.4	27.4	—
Intl	1,965	1,563	25.7	20.9	4.8
WW	3,434	2,716	26.4	23.7	2.7
DARZALEX
US	692	444	55.6	55.6	—
Intl	561	385	45.4	41.3	4.1
WW	1,253	830	50.9	49.0	1.9
ERLEADA
US	176	103	70.8	70.8	—
Intl	64	13	*	*	*
WW	241	116	*	*	*
IMBRUVICA
US	492	392	25.8	25.8	—
Intl	625	483	29.3	24.8	4.5
WW	1,117	875	27.8	25.3	2.5
VELCADE
US	—	—	—	—	—
Intl	97	115	(15.2)	(18.5)	3.3
WW	97	115	(15.2)	(18.5)	3.3
ZYTIGA / abiraterone acetate
US	89	194	(54.3)	(54.3)	—
Intl	533	483	10.2	4.3	5.9
WW	622	677	(8.3)	(12.5)	4.2
OTHER ONCOLOGY
US	20	19	2.6	2.6	—
Intl	86	84	1.5	(2.1)	3.6
WW	105	104	1.7	(1.2)	2.9
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION
US	$592	388	52.5%	52.5%	—%
Intl	273	235	16.8	12.5	4.3
WW	865	623	39.0	37.4	1.6
OPSUMIT
US	279	185	52.1	52.1	—
Intl	173	143	21.2	16.9	4.3
WW	452	326	38.6	36.7	1.9
UPTRAVI
US	263	178	48.2	48.2	—
Intl	38	30	25.5	20.1	5.4
WW	301	208	44.9	44.1	0.8
OTHER PULMONARY HYPERTENSION
US	49	26	84.9	84.9	—
Intl	63	62	2.4	(1.2)	3.6
WW	112	88	26.6	24.1	2.5

CARDIOVASCULAR / METABOLISM / OTHER
US	935	930	0.6	0.6	—
Intl	317	327	(2.6)	(5.4)	2.8
WW	1,253	1,256	(0.2)	(1.0)	0.8
XARELTO
US	629	609	3.1	3.1	—
Intl	—	—	—	—	—
WW	629	609	3.1	3.1	—
INVOKANA / INVOKAMET
US	159	125	27.7	27.7	—
Intl	58	52	11.5	8.9	2.6
WW	217	177	22.9	22.1	0.8
PROCRIT / EPREX
US	62	118	(46.9)	(46.9)	—
Intl	66	65	2.0	(1.1)	3.1
WW	129	183	(29.5)	(30.6)	1.1
OTHER
US	85	78	9.4	9.4	—
Intl	194	209	(7.6)	(10.3)	2.7
WW	278	286	(3.0)	(5.0)	2.0

TOTAL PHARMACEUTICAL
US	7,116	6,169	15.3	15.3	—
Intl	5,152	4,379	17.7	13.5	4.2
WW	$12,268	10,548	16.3	14.6	1.7%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

INTERVENTIONAL SOLUTIONS
US	$433	377	14.8%	14.8%	—%
Intl	460	398	15.7	10.8	4.9
WW	893	774	15.3	12.8	2.5

ORTHOPAEDICS
US	1,352	1,369	(1.3)	(1.3)	—
Intl	839	904	(7.3)	(11.3)	4.0
WW	2,191	2,273	(3.7)	(5.3)	1.6

HIPS
US	229	230	(0.7)	(0.7)	—
Intl	143	147	(2.2)	(5.8)	3.6
WW	372	377	(1.3)	(2.7)	1.4

KNEES
US	216	239	(9.5)	(9.5)	—
Intl	129	156	(17.2)	(20.6)	3.4
WW	345	395	(12.5)	(13.9)	1.4

TRAUMA
US	454	413	10.0	10.0	—
Intl	268	273	(2.0)	(6.2)	4.2
WW	722	686	5.2	3.6	1.6

SPINE, SPORTS & OTHER (7)
US	453	488	(7.1)	(7.1)	—
Intl	299	329	(9.2)	(13.6)	4.4
WW	752	817	(7.9)	(9.7)	1.8

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FOURTH QUARTER
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$1,002	961	4.3%	4.3%	—%
Intl	1,427	1,481	(3.7)	(5.9)	2.2
WW	2,429	2,442	(0.5)	(1.9)	1.4

ADVANCED
US	456	428	6.5	6.5	—
Intl	660	647	2.1	(0.9)	3.0
WW	1,116	1,076	3.8	2.0	1.8

GENERAL
US	546	534	2.5	2.5	—
Intl	767	834	(8.1)	(9.8)	1.7
WW	1,312	1,366	(4.0)	(5.0)	1.0

VISION
US	397	428	(7.3)	(7.3)	—
Intl	679	713	(4.7)	(6.2)	1.5
WW	1,076	1,141	(5.7)	(6.6)	0.9

CONTACT LENSES / OTHER
US	289	311	(7.4)	(7.4)	—
Intl	507	522	(2.7)	(4.1)	1.4
WW	796	833	(4.4)	(5.3)	0.9
SURGICAL
US	108	117	(7.1)	(7.1)	—
Intl	172	191	(10.3)	(12.0)	1.7
WW	280	309	(9.1)	(10.1)	1.0

TOTAL MEDICAL DEVICES
US	3,184	3,135	1.5	1.5	—
Intl	3,405	3,497	(2.6)	(5.5)	2.9
WW	$6,589	6,632	(0.7)%	(2.2)%	1.5%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$2,460	2,010	22.4%	22.4%	—%
Intl	2,364	2,434	(2.9)	(1.2)	(1.7)
WW	4,824	4,444	8.5	9.4	(0.9)

SKIN HEALTH / BEAUTY (4)
US	2,350	2,392	(1.7)	(1.7)	—
Intl	2,100	2,201	(4.6)	(2.3)	(2.3)
WW	4,450	4,593	(3.1)	(2.0)	(1.1)

ORAL CARE
US	683	621	9.9	9.9	—
Intl	958	906	5.7	9.6	(3.9)
WW	1,641	1,528	7.4	9.7	(2.3)

BABY CARE
US	376	362	3.7	3.7	—
Intl	1,141	1,313	(13.1)	(7.3)	(5.8)
WW	1,517	1,675	(9.4)	(4.9)	(4.5)

WOMEN'S HEALTH
US	13	12	8.2	8.2	—
Intl	888	974	(8.8)	(2.9)	(5.9)
WW	901	986	(8.6)	(2.7)	(5.9)

WOUND CARE / OTHER
US	480	441	8.9	8.9	—
Intl	240	230	4.1	7.3	(3.2)
WW	720	671	7.2	8.3	(1.1)

TOTAL CONSUMER HEALTH
US	6,362	5,839	9.0	9.0	—
Intl	7,691	8,059	(4.6)	(1.3)	(3.3)
WW	$14,053	13,898	1.1%	3.0%	(1.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5)

IMMUNOLOGY
US	$10,175	9,641	5.5%	5.5%	—%
Intl	4,880	4,309	13.2	14.0	(0.8)
WW	15,055	13,950	7.9	8.2	(0.3)
REMICADE
US	2,508	3,079	(18.5)	(18.5)	—
US Exports (6)	346	294	18.0	18.0	—
Intl	893	1,007	(11.4)	(8.6)	(2.8)
WW	3,747	4,380	(14.4)	(13.8)	(0.6)
SIMPONI / SIMPONI ARIA
US	1,155	1,159	(0.3)	(0.3)	—
Intl	1,088	1,029	5.8	7.0	(1.2)
WW	2,243	2,188	2.6	3.1	(0.5)
STELARA
US	5,240	4,346	20.6	20.6	—
Intl	2,467	2,015	22.4	22.2	0.2
WW	7,707	6,361	21.1	21.1	0.0
TREMFYA
US	926	764	21.3	21.3	—
Intl	421	248	69.9	67.9	2.0
WW	1,347	1,012	33.2	32.7	0.5
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	11	10	6.4	12.8	(6.4)
WW	11	10	6.4	12.8	(6.4)

INFECTIOUS DISEASES
US	1,735	1,597	8.6	8.6	—
Intl	1,839	1,815	1.3	2.2	(0.9)
WW	3,574	3,413	4.7	5.2	(0.5)
EDURANT / rilpivirine
US	44	50	(11.2)	(11.2)	—
Intl	920	812	13.3	11.9	1.4
WW	964	861	11.9	10.5	1.4
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,587	1,422	11.6	11.6	—
Intl	597	689	(13.4)	(10.7)	(2.7)
WW	2,184	2,110	3.5	4.4	(0.9)
OTHER INFECTIOUS DISEASES
US	104	126	(17.6)	(17.6)	—
Intl	323	315	2.6	5.6	(3.0)
WW	427	441	(3.2)	(1.0)	(2.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

NEUROSCIENCE
US	$3,091	2,919	5.9%	5.9%	—%
Intl	3,457	3,409	1.4	2.2	(0.8)
WW	6,548	6,328	3.5	3.9	(0.4)
CONCERTA / methylphenidate
US	183	233	(21.4)	(21.4)	—
Intl	439	463	(5.1)	(4.5)	(0.6)
WW	622	696	(10.6)	(10.2)	(0.4)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	2,314	2,107	9.8	9.8	—
Intl	1,339	1,224	9.4	9.1	0.3
WW	3,653	3,330	9.7	9.6	0.1
RISPERDAL CONSTA
US	296	314	(5.9)	(5.9)	—
Intl	346	374	(7.5)	(6.9)	(0.6)
WW	642	688	(6.8)	(6.4)	(0.4)
OTHER NEUROSCIENCE
US	298	266	12.4	12.4	—
Intl	1,334	1,349	(1.1)	0.7	(1.8)
WW	1,632	1,614	1.1	2.6	(1.5)

ONCOLOGY
US	5,092	4,299	18.5	18.5	—
Intl	7,275	6,393	13.8	14.0	(0.2)
WW	12,367	10,692	15.7	15.8	(0.1)
DARZALEX
US	2,232	1,567	42.4	42.4	—
Intl	1,958	1,430	36.9	38.0	(1.1)
WW	4,190	2,998	39.8	40.3	(0.5)
ERLEADA
US	583	297	96.1	96.1	—
Intl	176	35	*	*	*
WW	760	332	*	*	*
IMBRUVICA
US	1,821	1,555	17.1	17.1	—
Intl	2,307	1,856	24.3	25.1	(0.8)
WW	4,128	3,411	21.0	21.5	(0.5)
VELCADE
US	—	—	—	—	—
Intl	408	751	(45.7)	(45.8)	0.1
WW	408	751	(45.7)	(45.8)	0.1
ZYTIGA / abiraterone acetate
US	373	810	(54.0)	(54.0)	—
Intl	2,097	1,985	5.6	4.7	0.9
WW	2,470	2,795	(11.6)	(12.3)	0.7
OTHER ONCOLOGY
US	83	70	19.2	19.2	—
Intl	330	336	(1.9)	(1.4)	(0.5)
WW	413	407	1.7	2.2	(0.5)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (5) (Continued)

PULMONARY HYPERTENSION
US	$2,133	1,684	26.6%	26.6%	—%
Intl	1,015	939	8.2	8.0	0.2
WW	3,148	2,623	20.0	20.0	0.0
OPSUMIT
US	1,008	766	31.7	31.7	—
Intl	631	562	12.3	12.3	0.0
WW	1,639	1,327	23.5	23.5	0.0
UPTRAVI
US	955	714	33.8	33.8	—
Intl	138	105	30.9	30.5	0.4
WW	1,093	819	33.5	33.4	0.1
OTHER PULMONARY HYPERTENSION
US	169	205	(17.6)	(17.6)	—
Intl	247	272	(9.2)	(9.4)	0.2
WW	416	476	(12.8)	(12.9)	0.1

CARDIOVASCULAR / METABOLISM / OTHER
US	3,509	3,734	(6.0)	(6.0)	—
Intl	1,369	1,458	(6.1)	(4.8)	(1.3)
WW	4,878	5,192	(6.0)	(5.7)	(0.3)
XARELTO
US	2,345	2,313	1.4	1.4	—
Intl	—	—	—	—	—
WW	2,345	2,313	1.4	1.4	—
INVOKANA / INVOKAMET
US	564	536	5.2	5.2	—
Intl	231	199	16.3	17.6	(1.3)
WW	795	735	8.2	8.6	(0.4)
PROCRIT / EPREX
US	277	505	(45.1)	(45.1)	—
Intl	274	285	(3.8)	(3.6)	(0.2)
WW	552	790	(30.2)	(30.1)	(0.1)
OTHER
US	323	380	(15.1)	(15.1)	—
Intl	864	974	(11.3)	(9.7)	(1.6)
WW	1,186	1,353	(12.4)	(11.2)	(1.2)

TOTAL PHARMACEUTICAL
US	25,735	23,874	7.8	7.8	—
Intl	19,837	18,324	8.3	8.8	(0.5)
WW	$45,572	42,198	8.0%	8.2%	(0.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5)

INTERVENTIONAL SOLUTIONS
US	$1,452	1,443	0.6%	0.6%	—%
Intl	1,594	1,554	2.6	2.0	0.6
WW	3,046	2,997	1.6	1.3	0.3

ORTHOPAEDICS
US	4,779	5,319	(10.2)	(10.2)	—
Intl	2,984	3,520	(15.2)	(15.4)	0.2
WW	7,763	8,839	(12.2)	(12.3)	0.1

HIPS
US	793	863	(8.2)	(8.2)	—
Intl	487	575	(15.3)	(15.1)	(0.2)
WW	1,280	1,438	(11.0)	(11.0)	0.0

KNEES
US	743	889	(16.4)	(16.4)	—
Intl	427	591	(27.8)	(28.0)	0.2
WW	1,170	1,480	(21.0)	(21.1)	0.1

TRAUMA
US	1,648	1,652	(0.2)	(0.2)	—
Intl	966	1,068	(9.6)	(9.7)	0.1
WW	2,614	2,720	(3.9)	(3.9)	0.0

SPINE, SPORTS & OTHER (7)
US	1,595	1,915	(16.7)	(16.7)	—
Intl	1,104	1,286	(14.1)	(14.6)	0.5
WW	2,699	3,201	(15.7)	(15.9)	0.2

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	TWELVE MONTHS
			% Change
	2020	2019	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (5) (Continued)

SURGERY
US	$3,249	3,828	(15.1)%	(15.1)%	—%
Intl	4,983	5,673	(12.2)	(11.2)	(1.0)
WW	8,232	9,501	(13.4)	(12.8)	(0.6)

ADVANCED
US	1,535	1,637	(6.2)	(6.2)	—
Intl	2,304	2,458	(6.2)	(5.6)	(0.6)
WW	3,839	4,095	(6.2)	(5.8)	(0.4)

GENERAL
US	1,714	2,192	(21.8)	(21.8)	—
Intl	2,679	3,215	(16.7)	(15.5)	(1.2)
WW	4,392	5,406	(18.8)	(18.0)	(0.8)

VISION
US	1,557	1,794	(13.2)	(13.2)	—
Intl	2,362	2,830	(16.5)	(16.2)	(0.3)
WW	3,919	4,624	(15.2)	(15.1)	(0.1)

CONTACT LENSES / OTHER
US	1,213	1,304	(7.0)	(7.0)	—
Intl	1,781	2,088	(14.7)	(14.4)	(0.3)
WW	2,994	3,392	(11.7)	(11.5)	(0.2)
SURGICAL
US	344	490	(29.7)	(29.7)	—
Intl	581	742	(21.7)	(21.5)	(0.2)
WW	925	1,232	(24.9)	(24.7)	(0.2)

TOTAL MEDICAL DEVICES
US	11,036	12,384	(10.9)	(10.9)	—
Intl	11,923	13,579	(12.2)	(11.8)	(0.4)
WW	$22,959	25,963	(11.6)%	(11.4)%	(0.2)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Previously referred to as Consumer
(4) Previously referred to as Beauty
(5) Certain prior year amounts have been reclassified to conform to current year product disclosures
(6) Reported as U.S. sales
(7) Previously referred to as Spine & Other